UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 28, 2008

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

          001-16503                                        98-0352587
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    (Commission File Number)                   (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On May 28, 2008, Willis Group Holdings Limited, Willis North America Inc. and Willis of New York, Inc. (collectively, the "Company") entered into the Fourth Amendment (the "Fourth Amendment") to the Assurance of Discontinuance, as amended (the "AOD"), with the Attorney General of the State of New York and the Superintendent of Insurance of the State of New York (the "Superintendent"). The Fourth Amendment amends the AOD to permit the Company to acquire insurance brokerage companies and entities that currently accept contingent compensation and phase-out contingent compensation from the newly acquired entities on business placed on behalf of existing clients over a three year period, consistent with the terms and conditions of the AOD. As amended by the Fourth Amendment, the AOD provides that the Company, in connection with its acquisitions of brokerage companies, will be allowed to transition such regional and local brokerage companies from their current compensation practices to a transparent, clear, and conflict-free compensation practice.

In addition, on May 29, 2008 the Company was granted relief from the requirement under Paragraph 21 of the AOD to file annual insurer compensation reports with the Superintendent.

A copy of the Fourth Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Company filed a copy of the Assurance of Discontinuance as Exhibit 10.25 to Form 10-Q dated May 6, 2005. The Company filed a copy of the Second Amendment to the Assurance of Discontinuance as
Exhibit 10.1 to Form 8-K dated August 31, 2006. The Company filed a copy of the Third Amendment to the Assurance of Discontinuance as Exhibit 10.1 to Form 8-K dated August 22, 2008.


Item 9.01.        Financial Statements and Exhibits.

         (d) Exhibits.

         10.1 Fourth Amendment dated May 28, 2008 to the Assurance of Discontinuance dated April 8, 2005, as amended, with the Attorney General of the State of New York and the Superintendent of Insurance of the State of New York

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WILLIS GROUP HOLDINGS LIMITED

Date: June 3, 2008                              By:  \s\ Adam G. Ciongoli
                                                --------------------------------
                                                   Name:  Adam G. Ciongoli
                                                   Title:  General Counsel

                                  EXHIBIT INDEX


         Exhibit No.               Description
         -----------               -----------

         10.1 Fourth Amendment dated May 28, 2008 to the Assurance of Discontinuance dated April 8, 2005, as amended, with the Attorney General of the State of New York and the Superintendent of Insurance of the State of New York